UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2011

Umami Sustainable Seafood Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-52401	98-0636182
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1230 Columbia St., Suite 1100
San Diego, CA 92101
(Address of principal executive offices) (zip code)

(619) 544-9177
 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 31, 2011, Umami Sustainable Seafood Inc. (the “Company”) issued a Secured Promissory Note (the “Note”) to a lender (the “Lender”).  The Company was paid gross proceeds of $3,500,000 in exchange for the Note, which is in the aggregate principal amount of $3,600,000.  The Note does not bear interest and matures on May 15, 2011.

The Note is secured by certain accounts receivable of the Company, and the Company is obligated to remit any amounts received pursuant to such receivable up to the aggregate principal amount to the Lender.  The Notes can be repaid at any time without penalty.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMAMI SUSTAINABLE SEAFOOD INC.

April 6, 2011	By:	/s/ Daniel G. Zang
Chief Financial Officer